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                                                                    EXHIBIT 23.2
                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Post-Effective Amendment No. 2 to Form SB-2 on Form S-3 (No. 33-85334) and to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-82008, 33-755860 and 33-72458) of Polyphase Corporation of our report dated January 4, 1995 appearing on page F-3 of this Form 10-K.



PRICE WATERHOUSE LLP

Dallas, Texas
January 11, 1996